UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2011
Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31918	04-3072298

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

167 Sidney Street
Cambridge, Massachusetts		02139

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 679-5500

(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equities Securities
Item 3.03. Material Modification to the Rights of Security Holders
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1
EX-4.1
EX-10.1
EX-10.2
EX-10.3

Item 1.01. Entry Into a Material Definitive Agreement.
Convertible Preferred Stock and Warrant Purchase Agreement
          On November 4, 2011, Idera Pharmaceuticals, Inc. (“Idera” or “the Company”) entered into a Convertible Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with Pillar Pharmaceuticals I L.P. (“Pillar” or the “Purchaser”), an investment partnership. Youssef El Zein, a member of the Company’s board of directors, is a director and controlling stockholder of the general partner of Pillar. Pursuant to the Purchase Agreement, the Company issued and sold to the Purchaser, for an aggregate purchase price of $9,500,000, 1,124,260 shares of its Series D convertible preferred stock, par value $0.01 per share (“Series D Preferred Stock”), convertible into 5,621,300 shares of common stock, $0.001 par value per share, of the Company (“Common Stock”), and warrants (the “Warrants”) to purchase 2,810,650 shares of Common Stock. Each share of Series D Preferred Stock is convertible into five shares of Common Stock at a conversion price of $1.6275 per share.
          Under the terms of the Purchase Agreement, the Company granted the Purchaser participation rights in future financings. Also under the terms of the Purchase Agreement, the Purchaser agreed that for so long as the Purchaser and its affiliates beneficially own more than 15% of the outstanding Common Stock, the Purchaser and its affiliates will vote any shares held by them in excess of the number of shares equal to 15% of the outstanding Common Stock (including the shares of Common Stock issuable upon conversion of the Series D Preferred Stock) with respect to any matter put to a vote of the holders of Common Stock in the same manner and percentage as the holders of the Common Stock (other than the Purchaser) vote on such matter. The Purchaser has also agreed to be subject to a standstill provision that continues for so long as the Purchaser and its affiliates beneficially own more than 15% of the outstanding Common Stock.
          The Warrants have an exercise price of $1.6275 per share (subject to adjustment therein) and may be exercised at the Purchaser’s option at any time on or before November 4, 2016. The exercise price of the Warrants is subject to adjustment in the event that the Company issues shares of Common Stock without consideration or for a price per share that is lower than $1.46 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock), provided that the exercise price of the Warrants may not be reduced below $1.46. The Warrants provide that the Company shall not effect any exercise of the Warrants, and the Warrants may not be exercised with respect to any portion of the Warrants, to the extent that such exercise would result in the Purchaser and its affiliates beneficially owning more than 19.99% of (i) the number of shares of Common Stock outstanding or (ii) the combined voting power of the securities of the Company outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Warrant. After November 4, 2013, the Company may redeem the Warrants for $0.01 per share of Common Stock issuable on exercise of the Warrants following notice to the Purchaser if the closing price of the Common Stock for 20 or more trading days in a period of 30 consecutive trading days is greater than or equal to $6.51 (subject to adjustment for stock splits, stock dividends, combinations, recapitalizations, reclassifications, and similar transactions affecting the Common Stock).
          The Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The form of Warrant is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to such exhibits.
Registration Rights Agreement

          In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement, dated November 4, 2011, with the Purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Idera has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock and the shares of Common Stock issuable upon exercise of the Warrants. The Company is subject to specified cash penalties if it fails to file and maintain an effective registration statement. Such penalties are limited to a cumulative maximum penalty equal to 10% of the aggregate purchase price paid to Idera by the Purchaser for the Series D Preferred Stock. Idera is required to maintain the registration statement’s effectiveness until no unregistered shares of Common Stock issued or issuable upon conversion of the Series D Preferred Stock or upon exercise of the Warrants remain outstanding or issuable, as applicable.
          The Registration Rights Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
Amendment to Rights Agreement
          On November 4, 2011, the Company also entered into Amendment No. 4 (“Amendment No. 4”) to the Rights Agreement, dated as of December 10, 2001, as amended (the “Rights Agreement”), between the Company and Mellon Investor Services LLC, as Rights Agent.
          Amendment No. 4 modifies the definition of Exempted Person under the Rights Agreement to provide that Pillar together with its affiliates and associates will be an Exempted Person under the Rights Agreement until such time as they beneficially own less than 14% of the Common Stock then outstanding, in which event, Pillar immediately shall cease to be an Exempted Person.
          Amendment No. 4 is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to such Exhibit.
Item 3.02. Unregistered Sales of Equities Securities.
          Pursuant to the Purchase Agreement, on November 4, 2011, the Company issued and sold to Pillar, for an aggregate purchase price of $9,500,000, 1,124,260 shares of its Series D Preferred Stock, convertible into 5,621,300 shares of Common Stock, and Warrants to purchase 2,810,650 shares of Common Stock at a per share exercise price of $1.6275 (subject to adjustment therein). Each share of Series D Preferred Stock is convertible into five shares of Common Stock at a per share conversion price of $1.6275 (subject to adjustment for stock dividends, stock splits and other events, as provided in the Certificate of Designations).
          The shares of Series D Preferred Stock and Warrants offered and sold pursuant to the Purchase Agreement were offered and sold to Pillar without registration under the Securities Act or the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Pillar was an “accredited investor” (as defined in Regulation D promulgated under the Securities Act).

Item 3.03. Material Modification to the Rights of Security Holders.
          On November 4, 2011, the Company entered into Amendment No. 4 to the Rights Agreement. The disclosures in Item 1.01 of this Current Report on Form 8-K relating to Amendment No. 4 are incorporated herein by reference.
          On November 4, 2011, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights (the “Certificate of Designations”) setting forth the rights and preferences of the Series D Preferred Stock. The disclosures in Item 5.03 of this Current Report on Form 8-K are incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          The Company’s Certificate of Incorporation permits its board of directors to issue up to 5,000,000 shares of preferred stock, par value $0.01 per share, in one or more series, to designate the number of shares constituting such series, and fix by resolution, the powers, privileges, preferences and relative, optional or special rights thereof, including liquidation preferences and dividends, and conversion and redemption rights of each such series. On November 4, 2011 the board of directors of the Company designated 1,124,260 shares as Series D Preferred Stock, having the rights and preferences set forth in the Certificate of Designations as summarized below.
•	Dividends — The holders of the Series D Preferred Stock are entitled to receive dividends payable quarterly in arrears at the rate of 7% per annum. Such dividends shall be paid in cash through December 31, 2014 and thereafter in cash or with shares of Common Stock, as determined by the Company in its sole discretion, except that the Company may not pay any dividends to a holder of Series D Preferred Stock in shares of Common Stock to the extent the issuance of such shares would result in the holder of Series D Preferred Stock and its affiliates beneficially owning more than 19.99% of (i) the Common Stock outstanding or (ii) the combined voting power of the securities of the Company outstanding immediately after giving effect to the issuance of such shares of Common Stock.

•	Liquidation and Other Events — In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Company, the holders of the Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount equal to the greater of (a) the original per share purchase price of the Series D Preferred Stock ($8.1375 per share) plus all accrued or declared but unpaid dividends thereon and (b) the amount that the holder of Series D Preferred Stock would be entitled to receive with respect to each share of Series D Preferred Stock pursuant to such liquidation if all of the outstanding shares of Series D Preferred Stock had been converted into Common Stock as of the date immediately prior to the date fixed for determination of stockholders entitled to receive a distribution in such liquidation. Such amount will be paid before any cash distribution may be made or any other assets distributed in respect of junior securities to the holders of any junior securities including, without limitation, Common Stock and Series A Preferred Stock of the Company.

The holders of shares of Series D Preferred Stock then outstanding shall be entitled to require the Company to purchase such shares of Series D Preferred Stock at a price equal to the original Series D Preferred Stock purchase price per share plus all accrued or declared but unpaid dividends thereon upon the occurrence of specified fundamental changes such as mergers, consolidations, business combinations, stock purchases or similar transactions resulting in a person or group unaffiliated with any holder of Series D Preferred Stock owning 66.67% or more of the outstanding voting securities of the Company or successor entity.

•	Conversion — Each share of Series D Preferred Stock is convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series D Preferred Stock original issue price by the Series D Preferred Stock conversion price in effect at the time of conversion. The Series D Preferred Stock conversion price shall initially be equal to $1.6275 and the Series D Preferred Stock issue price shall initially be equal to the $8.1375 original purchase price of the Series D Preferred Stock. Accordingly, each share of Series D Preferred Stock is initially convertible at the option of the holder into five fully paid and nonassessable shares of the Common Stock. No holder may convert its shares to the extent such conversion would result in the holder and its affiliates beneficially owning more than 19.99% of the Common Stock outstanding.

The initial Series D Preferred Stock conversion price, and the rate at which shares of Series D Preferred Stock may be converted into shares of Common Stock, may be subject to adjustment for stock dividends, stock splits and other events, as provided in the Certificate of Designations. In addition, in the event that the Company shall issue at any time shares of Common Stock without consideration or for a consideration per share that is less than $1.46 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock), holders of Series D Preferred Stock will have weighted average anti-dilution protection, except for certain carve outs, with respect to the conversion price of the Series D Preferred Stock, provided that the Series D Preferred Stock conversion price may not be reduced to a price that is less than $1.46.

•	Redemption — After November 4, 2013 and following notice the Company may redeem, for cash payment equal to the original Series D Preferred Stock issue price per share plus any accrued or declared but unpaid dividends thereon, all or a portion of the Series D Preferred Stock if the closing price of the Common Stock for 20 or more trading days in a period of 30 consecutive trading days is greater than or equal to 200% of the Series D Preferred Stock conversion price.
          The Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference. The description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to such Exhibit.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Idera Pharmaceuticals, Inc.
Date: November 10, 2011	By:	/s/ Louis J. Arcudi, III
Louis J. Arcudi, III
Chief Financial Officer, Treasurer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designations, Preferences and Rights of Series D Preferred Stock of the Company

4.1	Amendment No. 4 to Rights Agreement, dated as of November 4, 2011, by and between the Company and Mellon Investor Services LLC, as amended

10.1	Convertible Preferred Stock and Warrant Purchase Agreement, dated November 4, 2011, among the Company and the Purchaser named therein

10.2	Registration Rights Agreement, November 4, 2011, among the Company and the Purchaser named therein

10.3	Form of Warrant issued to Purchaser pursuant to Convertible Preferred Stock and Warrant Purchase Agreement, dated November 4, 2011, among the Company and the Purchaser named therein

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